Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 4.8%
General Dynamics Corp.	110,550	$ 16,222,107
Raytheon Technologies Corp.	151,058	8,561,968

		24,784,075

Banks - 8.1%
JPMorgan Chase & Co.	165,761	16,019,143
US Bancorp	417,663	15,386,705
Wells Fargo & Co.	453,670	11,006,034

		42,411,882

Beverages - 4.0%
Coca-Cola European Partners PLC	265,456	10,928,823
Molson Coors Beverage Co., Class B	265,790	9,972,441

		20,901,264

Capital Markets - 3.0%
Northern Trust Corp.	196,598	15,403,453

Chemicals - 9.2%
Corteva, Inc. (A)	568,670	16,241,215
DuPont de Nemours, Inc.	249,304	13,332,778
Linde PLC	73,791	18,086,912

		47,660,905

Consumer Finance - 3.0%
American Express Co.	165,768	15,469,470

Diversified Telecommunication Services - 4.7%
AT&T, Inc.	247,944	7,334,183
Verizon Communications, Inc.	296,168	17,023,737

		24,357,920

Electric Utilities - 6.7%
Entergy Corp.	179,868	18,909,523
Exelon Corp.	419,280	16,188,401

		35,097,924

Equity Real Estate Investment Trusts - 3.3%
Healthpeak Properties, Inc.	629,335	17,174,552

Health Care Equipment & Supplies - 3.9%
Medtronic PLC	208,513	20,117,334

Health Care Providers & Services - 10.7%
Cigna Corp. (A)	84,940	14,668,289
CVS Health Corp.	317,903	20,008,815
UnitedHealth Group, Inc.	70,207	21,257,275

		55,934,379

Household Durables - 3.8%
Lennar Corp., Class A	74,900	5,419,015
Whirlpool Corp.	89,193	14,549,162

		19,968,177

Insurance - 6.1%
Aon PLC, Class A	56,516	11,598,214
Chubb, Ltd.	159,304	20,269,841

		31,868,055

	Shares	Value
COMMON STOCKS (continued)
Machinery - 7.3%
Deere & Co.	67,637	$ 11,925,079
Stanley Black & Decker, Inc.	105,844	16,228,002
Westinghouse Air Brake Technologies Corp.	158,320	9,845,921

		37,999,002

Multi-Utilities - 2.9%
CenterPoint Energy, Inc.	787,484	14,970,071

Oil, Gas & Consumable Fuels - 6.4%
BP PLC, ADR	323,450	7,128,838
Hess Corp.	164,522	8,096,127
Phillips 66	193,886	12,024,810
Valero Energy Corp.	111,791	6,286,008

		33,535,783

Pharmaceuticals - 3.8%
Johnson & Johnson	137,231	20,002,791

Specialty Retail - 3.7%
Lowe’s Cos., Inc.	130,570	19,443,179

Thrifts & Mortgage Finance - 3.6%
New York Community Bancorp, Inc.	1,781,997	18,764,428

Total Common Stocks (Cost $508,923,756)		515,864,644

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (B), dated 07/31/2020, to be repurchased at $5,085,449 on 08/03/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 07/15/2023, and with a value of $5,187,166.	$ 5,085,449	5,085,449

Total Repurchase Agreement (Cost $5,085,449)		5,085,449

Total Investments (Cost $514,009,205)		520,950,093
Net Other Assets (Liabilities) - (0.0)% (C)		(55,987)

Net Assets - 100.0%		$ 520,894,106

The notes are an integral part of this report. Transamerica Funds	Page 1

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At July 31, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$515,864,644	$—	$—	$515,864,644
Repurchase Agreement	—	5,085,449	—	5,085,449

Total Investments	$515,864,644	$5,085,449	$—	$520,950,093

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at July 31, 2020.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended July 31, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The notes are an integral part of this report. Transamerica Funds	Page 2

Transamerica Dividend Focused

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Funds	Page 3